Stockholders' Equity	12 Months Ended
Dec. 31, 2014
Stockholders' Equity Note [Abstract]
Stockholders' Equity [Text Block]
Note 15 – Stockholders' Equity
Cash dividends declared per common share were $1.9575, $1.4375 and $1.19625 for 2014, 2013, and 2012, respectively.
On June 23, 2014, we issued 61 million shares of common stock in a public offering at a price of $57.00 per share. That amount includes 8 million shares purchased pursuant to the full exercise of the underwriter’s option to purchase additional shares. The net proceeds of $3.378 billion were used in July 2014 to finance a portion of the ACMP Acquisition. (See Note 2 – Acquisitions.)
Our Stockholder Rights Plan expired in September 2014 and no actions were taken to extend the plan.
AOCI
The following table presents the changes in AOCI by component, net of income taxes:

	Cash Flow Hedges	Foreign Currency Translation	Pension and Other Post Retirement Benefits	Total
	(Millions)
Balance at December 31, 2013	$(1)	$128	$(291)	$(164)
Other comprehensive income (loss) before reclassifications	—	(77)	(101)	(178)
Amounts reclassified from accumulated other comprehensive income (loss)	—	—	21	21
Other comprehensive income (loss)	—	(77)	(80)	(157)
Changes in ownership of consolidated subsidiaries, net	—	(20)	—	(20)
Balance at December 31, 2014	$(1)	$31	$(371)	$(341)

Reclassifications out of AOCI are presented in the following table by component for the year ended December 31, 2014:

Component	Reclassifications	Classification
	(Millions)
Pension and other postretirement benefits:
Amortization of prior service cost (credit) included in net periodic benefit cost	$(8)	Note 9 – Employee Benefit Plans
Amortization of actuarial (gain) loss included in net periodic benefit cost	41	Note 9 – Employee Benefit Plans
Total pension and other postretirement benefits, before income taxes	33
Income tax benefit	(12)	Provision (benefit) for income taxes
Reclassifications during the period	$21